                                                                      Exhibit 21



                                         1





                              THE LOEWEN GROUP INC.

          THE FOLLOWING TABLE SHOWS THE RELATIONSHIP BETWEEN THE LOEWEN
           GROUP INC. ("TLGI") AND ITS HOLDING COMPANIES AND OPERATING
           SUBSIDIARIES AND ASSOCIATED COMPANIES. THE TABLE ALSO SHOWS
              THE RESPECTIVE JURISDICTION OF INCORPORATION OF SUCH
             COMPANIES. EXCEPT AS INDICATED, TLGI OWNS, DIRECTLY OR
          INDIRECTLY, ALL OF THE ISSUED AND OUTSTANDING SHARES OF EACH
             HOLDING COMPANY AND OPERATING SUBSIDIARY AND ASSOCIATED
                                    COMPANY.

                  HOLDING COMPANIES AND OPERATING SUBSIDIARIES
                            AND ASSOCIATED COMPANIES

                              --------------------

THE JURISDICTION OF INCORPORATION FOR INDIVIDUAL CORPORATIONS APPEARS IN THE FAR RIGHT HAND MARGIN IF IT DIFFERS FROM THE STATE OR PROVINCIAL HEADING ABOVE THAT SECTION.



I.  CANADA



                                     ALBERTA

247663 Alberta Ltd. (90%) and subsidiary company:
         Memento Funeral Chapel (1975) Ltd.


                                BRITISH COLUMBIA

28886 Investments Ltd. (41) and subsidiary companies:
         Neweol Holdings B.V                                                                                  AMSTERDAM
         Loewen Luxembourg (No. 4) S.A. (44)                                                                  LUXEMBOURG
         Loewen UK Holdings Limited and subsidiary company:                                                   ENGLAND/WALES
                  The Loewen Partnership Limited  and subsidiary company:                                     ENGLAND/WALES
                           Loewen Funerals Limited  and subsidiary company:                                   ENGLAND/WALES
                                    W. Cornish Limited (50%)                                                  ENGLAND/WALES
4054 Investments Ltd. (15) and subsidiary companies:
         Camposanto-Aguadilla, Inc. and subsidiary company:                                                   PUERTO RICO
                  Monte Cristo, Inc.                                                                          PUERTO RICO
         Camposanto PR, Inc.                                                                                  PUERTO RICO
         Jibe Services Corporation                                                                            PUERTO RICO
         Los Jardines Memorial Park, Inc. (formerly LJM Acquisitions, Inc.)                                   PUERTO RICO
         Los Rosales Memorial Park, Inc. (formerly Los Rosales Acquisitions, Inc.)                            PUERTO RICO

4103 Investments Ltd.  (29) (31) (36)
Gregory's Williams Lake Funeral Home Ltd.
Neweol Investments Ltd. (37) and subsidiary companies:
         4166 Investments Ltd. (43)
Pine Grove Crematorium (1996) Ltd. (50%)(27)
TLGI Management Corp. (39) (formerly Loewen Management Corp.) and subsidiary company:
         1096852 Ontario Limited                                                                              ONTARIO

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                                          2



         1452457 Ontario Limited (formerly 60752 Manitoba Ltd.) and subsidiary company:                       ONTARIO
                  The J. Thomson Company Limited and subsidiary company:                                      ONTARIO
                           Garry Memorial Crematorium Ltd. (61%)                                              MANITOBA
         Addison Funeral Home Inc.                                                                            ONTARIO
         Assman's Funeral Chapel Ltd.                                                                         ONTARIO
         Canadian Funeral Services Inc. and subsidiary company:                                               ONTARIO
                  Cambridge Funeral Services Limited                                                          ONTARIO
         Chapel Hill Funeral Home Ltd.                                                                        ONTARIO
         Chapel of Memories Funeral Directors Ltd.                                                            ONTARIO
         Comstock Funeral Home (1987) Ltd.                                                                    ONTARIO
         Cutcliffe Funeral Home (1986) Ltd.                                                                   P.E.I.
         Digby Funeral Home Limited                                                                           ONTARIO
         Giffen-Mack Chapel Ltd.                                                                              ONTARIO
         Green Funeral Home Limited                                                                           ONTARIO
         H.S. Anderson and Sons (1986) Ltd.                                                                   ONTARIO
         Hamilton-Harron Funeral Centre And Crematorium Ltd.                                                  ONTARIO
         Henderson's Fraser Valley Funeral Home Ltd.                                                          ONTARIO
         Henderson's Funeral Homes Ltd.                                                                       ONTARIO
         Independent Funeral Services Incorporated                                                            ONTARIO
         J.A. Snow's Funeral Home (1985) Limited                                                              ONTARIO
         J.B. Marlatt Funeral Home (1985) Limited                                                             ONTARIO
         Jayne's Funeral Home (1984) Limited (90%)                                                            NOVA SCOTIA
         Kerr's Funeral Chapel (1988) Ltd.                                                                    ONTARIO
         Lakewood Funeral Home Ltd.                                                                           ONTARIO
         Lee Funeral Home Inc. (formerly Lee Funeral Home Ltd.)                                               ONTARIO
         Loewen Funeral Chapels (1973) Ltd.                                                                   ONTARIO
         Mattatall Funeral Home (1986) Limited                                                                ONTARIO
         MacLean Funeral Home (1986) Limited                                                                  P.E.I.
         Mountain View and Metcalf Funeral Chapels Ltd.                                                       ALBERTA
         Pabril Ventures Limited and subsidiary companies:                                                    ONTARIO
                  Piercy's Funeral Home Limited and subsidiary companies:                                     ONTARIO
                           Mission Hill Crematorium Ltd.                                                      ONTARIO
                           Sutton's Funeral Directors Ltd.                                                    ONTARIO
         Parkview Funeral Home Ltd.                                                                           ONTARIO
         Parksville Funeral Chapel Ltd.                                                                       ONTARIO
         R. Martino Funeral Homes (1987) Ltd.                                                                 ONTARIO
         Robert L. Hall Funeral Home Limited                                                                  ONTARIO
         Sault Ste. Marie Funeral Homes Ltd.                                                                  ONTARIO
         TLGM Holdings Inc. and subsidiary company:
                  TLGM One Holdings Inc. and subsidiary companies:
                           Agencia de Inhumaciones Gonzalez, S.A. de C.V. (1%)                                MEXICO
                           Grupo Loewen De Mexico, S.A. de C.V. and subsidiary companies:                     MEXICO
                                    Prestadora De Servicios Funerarios, S.A. de C.V                           MEXICO
                                    Sevicios Adminstrativos Funerarios, S.A. de C.V                           MEXICO
         The Brown Funeral Home (Kenora 1983) Limited                                                         ONTARIO
         The Ratz-Bechtel Limited                                                                             ONTARIO
         Troispap Inc. (20) and subsidiary company:                                                           CANADA (FEDERAL)
                  Paperman & Sons (20) and subsidiary companies:                                              QUEBEC
                           170535 Canada Inc.                                                                 CANADA (FEDERAL)
                           3144569 Canada Inc.                                                                CANADA (FEDERAL)
         Trull Funeral Homes (1987) Limited                                                                   ONTARIO

                                         3




         Vancouver Memorial Services and Crematorium Ltd.                                                     ONTARIO
         Vernon Funeral Home (1986) Ltd.                                                                      ONTARIO
         Wayne Hatt Enterprises Limited and subsidiary company:                                               ONTARIO
                  Ettinger-Kennedy Memorial Residence Limited (4)                                             NOVA SCOTIA
         Weyburn Funeral Home (1987) Ltd.                                                                     ONTARIO


                                          MANITOBA

P. Coutu Funeral Chapels Ltd.


                                         NOVA SCOTIA

NovaStar Emergency Medical Service Limited

                                           ONTARIO

1026698 Ontario Inc. and subsidiary companies:
         Delmoro Funeral Home (Woodbridge) Ltd. (formerly Delmoro Funeral Home Ltd.)
         Delmoro Funeral Home (North York) Ltd. (formerly 983784 Ontario Limited)
1450261 Ontario Limited (formerly 600838 Saskatchewan Ltd.) (33) (34) (35)  and subsidiary companies:
         Memories Funeral Directors & Crematory Inc. (33)                                                     ALBERTA
         Unser-Rist Funeral Home Services Inc. (35)
         Wilson & Zehner Funeral Chapel Ltd. (30%) (34)
1450263 Ontario Limited (formerly 601346 Saskatchewan Ltd.)
1450264 Ontario Limited (formerly Rist Enterprises Corporation)
1451469 Ontario Limited (formerly 4032 Investments Ltd.)
1451470 Ontario Limited (formerly 476822 B.C. Ltd.)
1452461 Ontario Limited (formerly 2696216 Manitoba Ltd)
1452463 Ontario Limited (formerly 2239699 Manitoba Ltd.) and subsidiary company:
         Klassen Funeral Chapel Ltd.
Alberni Valley Memorial Gardens Ltd.
Aldon Enterrprises Ltd.
Armstrong-Enderby Funeral Home Ltd. (9)
Centre-Sask Funeral Management Co. Ltd.
Courtney-Winter's Funeral Chapel Ltd.
Coventry Funeral Services Ltd.
Dionne-Moriarty Enterprises Ltd.
Dryden Funeral Service Limited
E. Andrychuk Funeral Home Ltd.
Graham Funeral Home Ltd.
Green Acres Memorial Services (1969) Ltd.
Green Acres Memorial Gardens (1969) Limited and subsidiary company:
         Holy Angel Mausoleum Inc.                                                                            MANITOBA
H D Funeral Home Ltd.
Hawkins Funeral Home Ltd.
Haywards Thomson & Irving Funeral Directors (1986) Inc. and subsidiary company:
         Hayward's B.C. Funeral Company & Limousine Service Ltd. (8)
Helmsing Funeral Chapel Ltd.
Hollyburn Funeral Home Ltd.

                                       4

Hollyburn Funeral Services Ltd.
Jerome-Martens Funeral Services Limited
Lakeland Funeral Home Ltd.
Mt. Washington Memorial and Funeral Chapel Ltd.
O'Reilly-Lee Funeral Home Limited
Orsted Funeral Home Ltd.
Oshawa Funeral Service (Thornton Chapel) Inc. (90%)
Ross Funeral Service Ltd.
Schreiter-Sandrock Limited
Souris Valley Memorial Gardens Company Ltd.
TLGI Holdings Limited (formerly Loewen Holdings Limited) and subsidiary companies:
         Glenhaven Memorial Chapel Ltd.
         Kamloops Funeral Home Ltd.
         Suburban Funeral Homes Ltd.
         Surrey Memorial Services and Crematorium Ltd. (3)                                                    BRITISH COLUMBIA
Walter D. Kelly Funeral Home And Chapel Ltd.


                                        QUEBEC

Guayco Investments Inc./Investissements Guayco Inc. and subsidiary company:
         Les Salons Funeraires Guay Inc.


                                     SASKATCHEWAN

Community Crematorium Services Limited (17)
Prairie Funeral Services Ltd. (1) and subsidiary companies:
         Clements' Rosetown Funeral Home Limited
         McKague's Funeral Chapels Ltd.
         Sallows and McDonald Funeral Home (1987) Limited
         Scharf's Funeral Home Ltd.
         Unity Funeral Chapel Ltd.


                                    SOUTH CAROLINA

Cauthen's, Inc. and subsidiary companies:
         Cauthen's Inc., of York County
         Rock Hill Memorial Gardens, Inc.




                                         5




II.   UNITED STATES

                                      DELAWARE

Loewen Group International, Inc. (26) ("LGII") and subsidiary companies:


                                      ALABAMA

         Advanced Planning (Alabama), Inc.
         Eastwood Memorial Gardens, Inc.
         Gethsemane Cemetery, Inc. (formerly GC Acquisition, Inc.)
         North Alabama Memorial Gardens, Inc.
         Saint Clair Memorial Gardens, Incorporated
         Searcy Funeral Home, Inc.
         Walker Cemetery Corporation

                                      ALASKA

         Evergreen Memorial Chapel, Inc.


                                      ARIZONA

         Cemetery Management Company, Inc. (formerly Catholic Management Company, Inc.)
         Dimond & Sons Silver Bell Chapel, Inc.
         Flagstaff-Greenlaw Mortuary, Inc.
         Lake Havasu Memorial Gardens, Inc.(formerly Havasu Acquisition, Inc.)
         Yuma Mortuary & Crematory, Inc.(formerly RYM Acquisitions, Inc.)


                                      ARKANSAS

         Advance Planning of Arkansas, Inc.
         Loewen (Arkansas) Holdings, Inc. and subsidiary company:
                  Lough, Inc. and subsidiary company:
                           Benton County Memorial Park, Inc.


                                     CALIFORNIA

         Calico General Partner, Inc.
         Coge Investment Corporation
         Conrad Lemon Grove Mortuary, Inc.
         Culjis, Miller, Skelton and Herberger, Inc.
         Directors Succession Planning, Inc. (85%)(22) and subsidiary company:
                  Directors Cemetery (Texas), Inc. and subsidiary companies:                                  TEXAS
                           Del Rio Memorial Park, Inc.                                                        TEXAS
                           Panola County Restland Memorial Park, Inc.                                         TEXAS
                  Directors Succession Planning II, Inc.
         Dunwood Cemetery Service Company (80%)                                                               TEXAS

                                         6



         E. & M. Frandsen, Inc.
         Greenview Cemetery, Inc.
         Guerrero Mortuary, Inc.
         International Memorial Society, Inc.
         Jensen-Carpenter Mortuary, Inc.
         Keaton Mortuaries, Inc.
         Loewen (Alabama), Inc. (21) and subsidiary companies:
                Brooks-Cargile Funeral Home, Inc.                                                             ALABAMA
                Gethsemane Cemetery North, Inc. (formerly Gracelawn Acquisition, Inc.)                        ALABAMA
                Montgomery Memorial Cemetery, Inc.                                                            ALABAMA
         Loewen (Indiana), Inc. (23)
         Loewen (Texas), Inc. (24) and subsidiary companies:
                Loewen (Texas) II, Inc.
                Loewen Cemetery (Texas), Inc. and subsidiary company:                                         TEXAS
                       Cedar Hill Memorial Cemetery Association                                               TEXAS
                Northwest Services, Inc.                                                                      TEXAS
                Sharpstown Services, Inc.                                                                     TEXAS
         Loewen Communication Center, Inc.
         McLeod Mortuary, Inc.
         Memorial Consultants of California, Inc.
         Merkley-Mitchell Mortuary
         Monument Hill Memorial Park
         Mount Hope Cemetery, Inc.
         Palm Springs Mausoleum, Inc.
         Paris-Frederick Mortuary, Inc.
         Pierce Mortuary Chapels, Inc.
         Pinkham-Mitchell Mortuary, Inc.
         Security Plus Mini & RV Storage, Inc.
         Wallace-Martin Funeral Home, Inc. (99.91%)(2)
         Whitehurst California and subsidiary companies:
                Advance Funeral Insurance Services
                Brentwood Funeral Home, Inc.
                Chapel of Seaside, Inc.
                Chapel of the Valley of Castro Valley, Inc.
                DCRM Holdings, Inc. (formerly Driscoll Mortuary, Inc.)
                Delano Mortuary
                Hadley Funeral Chapels, Inc.
                Johnson Funeral Home, Inc. (formerly E. P. Johnson, Jr., Enterprises, Inc.)
                Merced Funeral Chapel
                Miller's Tulare Funeral Home
                Mission Memorial Park
                Mission Mortuary, Inc.
                Nicoletti, Culjis & Herberger Funeral Home, Inc. (formerly A. J. Nicoletti Funeral Home, Inc.)
                Norman's Family Chapel, Inc.
                Smith-Reardon Incorporated and its subsidary company:
                        Conejo Mountain Memorial Park
                Stephens & Bean
                Valley Mortuary, Inc.
                Whitehurst, Sullivan, Burns & Blair Funeral Service
                Whitehurst-Grim Funeral Service
                Whitehurst-Lakewood Memorial Park and Funeral Service

                                            7



                Whitehurst-Loyd Funeral Service
                Whitehurst-McNamara Funeral Service
                Whitehurst-Muller Funeral Service
                Whitehurst-Norton Funeral Service
                Whitehurst-Terry Funeral Service
                Willow Glen Mortuary, Inc. (formerly The Willow Glen Mortuary, Inc.)


                                   CONNECTICUT

         New England Holding Company, Inc. and subsidiary companies:
                  Frank R. Gorton & Sons, Inc.                                                                RHODE ISLAND
                  George M. Wilbur-Romano & Sons, Inc.                                                        RHODE ISLAND
                  Gilman Funeral Home, Inc.
                  John B. Romano & Sons, Inc.                                                                 RHODE ISLAND
                  Pontarelli-Marino Funeral Home, Inc. (formerly Corbett, Quirk & Pontarelli, Inc.)           RHODE ISLAND
                  Prata Funeral Homes, Inc.                                                                   SOUTH DAKOTA
                  Robert Douglas Goundrey Funeral Home, Inc.                                                  NEW HAMPSHIRE
                  Rushlow-Iacoi Funeral Home, Inc. (formerly Rushlow Acquisition, Inc.)                       RHODE ISLAND


                                   DELAWARE

         Administration Services, Inc.
         American Burial and Cremation Centers, Inc.
         Eagle Lending, Inc.
         Directors (Texas), L.P. (22)
         H.P. Brandt Funeral Home, Inc.
         Lester L. Hayman Funeral Home, Inc. (formerly Prime Holdings of Georgia, Inc.)
         Loewen (Alabama), L.P.(21)
         Loewen (Indiana), L.P. (23)
         Loewen (Texas), L.P. (24)
         Loewen Corporate Benefits of North Carolina, Inc.
         Loewen Group Acquisition Corp. and subsidiary companies:
                  Added Touch Flower Shop, Inc.                                                               OKLAHOMA
                  Baggerley Acquisition, Inc.                                                                 OKLAHOMA
                  BHRN Holdings, Inc. (formerly Behrens Mortuary, Inc.)                                       SOUTH DAKOTA
                  Bill Eisenhour Funeral Homes, Inc.                                                          OKLAHOMA
                  CMC Holdings, Inc. (formerly Ceredo Acquisition, Inc.; Ceredo Mortuary Chapel Inc.)         WEST VIRGINIA
                  COMO Holdings, Inc. (formerly Coal Creek Acquisition Inc. and
                  Coal Creek Memorial Cemetery, Inc.)                                                         COLORADO
                  Chapel of the Pines Funeral Home, Inc.                                                      CALIFORNIA
                  DMFH, Inc. (formerly Dowell & Martin Acquisition, Inc.; Dowell-Martin
                  Funeral Home, Inc.) (99.01%)(40)                                                            KENTUCKY
                  DeVaney-Bennett Funeral Home, Inc. (formerly DeVaney Acquisition, Inc.)                     NEW YORK
                  DVTL Holdings, Inc. (formerly Devotional Gardens, Inc.)                                     NORTH CAROLINA
                  Eastern Arkansas Memorial Gardens, Inc.                                                     ARKANSAS
                  Evangeline Funeral Home, Inc.                                                               LOUISIANA
                  FMI Holdings, Inc. (formerly Ferrell Acquisition, Inc.; Ferrell Mortuary, Inc.)             WEST VIRGINIA
                  Foster and Good Funeral Home, Incorporated                                                  INDIANA
                  Harrell-Faircloth Funeral Home, Inc. (formerly Harrell-Faircloth Acquisition, Inc.)         GEORGIA
                  James J. Stout Funeral Home, Inc.                                                           NEW YORK

                                                          8



                  Memory Chapel, Inc.                                                                         CALIFORNIA
                  Mission Chapel of San Jose, Inc.                                                            CALIFORNIA
                  Montana Memorial Services, Inc. and subsidiary company:                                     MONTANA
                           SGB Holdings, Inc.  (formerly Sunset Memorial Gardens of Billings, Inc. )          MONTANA
                  Mozley Memorial Gardens, Inc. (formerly Mozley Memorial Gardens Acquisition, Inc.)          GEORGIA
                  Murdock Funeral Home, Inc.                                                                  KANSAS
                  Northridge/Woodhaven Chapel & Cemetery, Inc. (formerly Woodhaven Memory
                  Gardens and Funeral Home, Inc.)                                                             TENNESSEE
                  PMLC Holdings, Inc. (formerly Pamlico Memorial Gardens, Inc.)                               NORTH CAROLINA
                  RCMC Holdings, Inc. (formerly Rutherford County Memorial Cemetery, Inc.)                    NORTH CAROLINA
                  RSLN Holdings, Inc. (formerly Roselawn Memorial Gardens, Inc.)                              NORTH CAROLINA
                  St. Laurent Funeral Home, Inc.                                                              NEW HAMPSHIRE
                  WXFH Holdings, Inc. (formerly Wilcoxen Associates, Inc.; Wilcoxen Funeral Home, Inc.)       WEST VIRGINIA
                  Woodlawn Memory Gardens, Inc. (formerly Woodlawn Acquisition, Inc.)                         ALABAMA
         Loewen Life Insurance Group, Inc. and subsidiary company:                                            DELAWARE
                  Mayflower National Life Insurance Company and subsidiary companies:                         INDIANA
                           Funeral Service, Inc. and subsidiary company:                                      TEXAS
                                    National Capital Life Insurance Company (formerly:  Earthman
                                    National Capital Life Insurance Company)                                  TEXAS
                           Mayflower Corporate Services, Inc. (formerly Planned Funeral Services, Inc.)       LOUISIANA
                           Security Plan Life Insurance Company (formerly Security Industrial Insurance
                           Company) and subsidiary company:                                                   LOUISIANA
                                    Security Plan Fire Insurance Company (formerly Security Industrial
                                    Fire Insurance Company)                                                   LOUISIANA
         Loewen Management Investment Corporation
         Neweol (Delaware), L.L.C. (43)
         Neweol Investments (U.S.A.), Inc.
         Oehler Building Corporation
         Osiris Holding Corporation and subsidiary companies:
                  Elmwood Acquisition Corporation                                                             ILLINOIS
                  Oak Woods Management Company                                                                PENNSYLVANIA
                  Osiris Holding of Florida, Inc.                                                             FLORIDA
                  Osiris Holding of Illinois, Inc. and subsidiary company:                                    ILLINOIS
                           Woodlawn Memorial Park, Inc.                                                       ILLINOIS
                  Osiris Holding of Wisconsin, Inc. and subsidiary company:                                   WISCONSIN
                           Knollwood Memorial Park, Inc.                                                      WISCONSIN
                  Osiris Insurance Agency of Pennsylvania,                                                    PENNSYLVANIA
                  Phoenix Memorial Mortuary, Inc.                                                             ARIZONA
                  Royal Palm Acquisition Corporation                                                          FLORIDA
                  Sunset Acquisition Corporation
                  The Oak Woods Cemetery Association                                                          ILLINOIS
         Prime Succession Holdings, Inc. (29)
         Roses Delaware, Inc.(30)
         Rose Hills Holdings, Corp. (10.45%)(31)
         Wm. F. Cushing, Inc.


                              DISTRICT OF COLUMBIA

         Stein Hebrew Memorial Funeral Home, Inc. (formerly Donald M. Stein
         Hebrew Memorial Funeral Home, Inc.)


                                           9



                                     FLORIDA

         Bess-Kolski-Combs, Inc.
         Charlotte Memorial Gardens Acquisition, Inc.
         Garden Sanctuary Acquisition, Inc.
         Kraeer Holdings, Inc. and subsidiary companies:
                  Cardwell Funeral Home, Inc. (formerly CFH Acquisition, Inc.
                  Curry Raley Funeral Home, Inc. (formerly  Curry Acquisition, Inc.)
                  Dale Maloney Funeral Home, Inc. (formerly DMH Acquisition, Inc.)
                  Harris Funeral Home, Inc.
                  Joseph B. Cofer Funeral Home, Inc. (formerly JBC Funeral Home, Inc.)
                  Knauff Funeral Home, Inc.
                  Kraeer Funeral Homes, Inc.
                  Moody Funeral Home, Inc.
                  Naples Memorial Gardens, Inc.
                  North American Cremation Society, Inc.
                  Scott Funeral Home, Inc.
                  Security Trust Plans, Inc.
                  Sherrill-Guerry Funeral Home, Inc.
                  Wylie-Baxley Funeral Home, Inc.
         MHI Group, Inc. and subsidiary companies:
                  Funeral Services Acquisition Group, Inc. and subsidiary companies:
                           Abreu Gonzalez Funeral Homes, Inc. (formerly AGFH Acquisition, Inc.)
                           Eternal Light Funeral Directors and Counselors, Inc.
                           LM Park, Inc.
                  MHI Financial, Inc.
         Martin Funeral Home Acquisition, Inc.
         Memorial Services Acquisition, Inc.
         Memorial Services Corporation
         Riverside Memorial Park, Inc.
         Sarasota Memorial Park Acquisition, Inc.
         Skyway Memorial Gardens Acquisition, Inc.
         Weinstein Family Services, Inc. and subsidiary companies:
                  Devon Livery, Inc.                                                                          ILLINOIS
                  Weinstein Family Services, Inc. and subsidiary companies:                                   ILLINOIS
                           Beth David Memorial Gardens, Inc.
                           Blasberg Memorial Chapels, Inc.
                           Horizon Funeral Direction, Inc.                                                    ILLINOIS
                           Jewish Memorial Society, Inc.
                           Levitt-Weinstein Memorial Chapels, Inc. and subsidiary companies:
                                    Levitt Memorial Chapel, Inc.
                                    Resmal, Inc.
                           Mount Nebo Memorial Gardens, Inc.
                           Mount Nebo of the Palm Beaches Memorial Gardens, Inc.
                           Palm Beach County Community Chapel, Inc.
                           Weinstein Brothers, Inc. and subsidiary companies:
                                    Mount Nebo Chapels, Inc.
                                    Sinai Funeral Home, Inc.
                                    Star of David Memorial Gardens, Inc.
                                    Weinstein Chapels, Inc.                                                   ILLINOIS

                                       10


                                     GEORGIA

         Advanced Planning of Georgia, Inc.
         Broadlawn, Inc.
         Cemetery Sales Holding Corp. and subsidiary company:
                  Forest Lawn Memorial Gardens, Inc.
         Foster Family Funeral Home, Inc. (formerly Roswell Store, Inc.) (7)  and subsidiary companies:
                  Alpharetta Funeral Home, Inc.
                  Sandy Springs Chapel, Inc.
                  United Cemetery Management & Development Corp. and subsidiary company:
                           Green Lawn Cemetery Corporation
                  Woodstock Funeral Home, Inc.
         Frederica Cemeteries, Inc. (formerly Oglethorpe Acquisition, Inc.)
         Horizon-Glynn Properties, Inc.
         James & Dean, Inc.
         Loewen (Georgia), Inc. (formerly MMP, Inc.) and subsidiary companies:
                  Graceland Cemetery Development Co.                                                          TEXAS
                  Reeves, Inc.                                                                                NORTH CAROLINA
                  Southeastern Funeral Homes, Inc.                                                            SOUTH CAROLINA
                  Travis Land Company                                                                         TEXAS
                  Waco Memorial Park                                                                          TEXAS
         Macedonia Memorial Park, Inc. (formerly Macedonia Acquisition, Inc.)
         Melwood Cemetery, Inc.
         Morrison Funeral Home, Inc.
         Poteet Holdings, Inc. (formerly Horis A. Ward, Inc.) and subsidiary companies:
                  A. C. Hemperley & Sons, Inc. (formerly  Hemperley Acquisition, Inc.)
                  BN Incorporated
                  Frazier & Son Funeral Home, Inc.
                  Lowe's Funeral Home, Inc.
                  Mann-Walden Funeral Home, Inc.
                  Thomas L. King Funeral Home, Inc. (formerly TLK, Inc.)
         RBTG Holdings Inc. (formerly DBT Acquisition, Inc., Dixon-Bowen-Taylor
         Funeral Home, Inc.,
         Roundtree-Bowen-Taylor Funeral Home,Inc.)
         Roundtree Funeral Home, Inc. (formerly Roundtree Acquisition, Inc.)
         Shadowlawn Acquisition Corporation
         Sims-Medford Enterprises, Inc.
         Sunset Memory Gardens, Inc.


                                     HAWAII

         Alternative Acquisition, Inc.
         Associated Memorial Group, Ltd. and subsidiary companies:
                  50th State Funeral Plan, Ltd.
                  Valley Of The Temples Mortuaries, Ltd.
         Ordenstein Holding Company, Inc. and subsidiary companies:
                  Hawaiian Memorial Park Mortuary Corporation and subsidiary company:
                           The Center For Pre-Arranged Funeral Planning, Inc.
                  Maui Memorial Park, Inc.  (42) and  subsidiary company:
                           Maui Funeral Plan, Inc. (50%) (42)
                  Nakamura Mortuary, Inc.  (42)




                                       11

                  Windward Crematory, Inc.


                                      IDAHO

         Parks Development Company, Inc.
         RCI Holdings, Inc. (formerly Restlawn Acquisition, Inc. and Restlawn Cemetery, Inc.)


                                    ILLINOIS

         Allen-Melvin Funeral Home, Ltd. (formerly Allen Funeral Homes, Ltd.)
         Grennan Funeral Home, Ltd.
         Memorial Consultants, Inc. and subsidiary companies:
                  Evergreen Memorial Gardens, Inc.
                  Glendale Memorial Gardens, Inc.
                  Memorial Gardens Association, Inc.
                  National Home Service Institute, Inc.
                  Pre-Arrangement Consultants, Inc.
         Mount Hope Woodlawn Corporation (formerly Mount Hope Woodlawn Acquisition Corporation)
         NMM Holdings, Inc. (formerly McCracken Funeral Home, Inc.)
         OBC Acquisitions, Ltd.
         Pineview Memorial Park, Inc.
         Ridgewood Cemetery Company, Inc.
         Robert A. Weinstein, Ltd. and subsidiary companies
                  Genesis Associates, Ltd. and subsidiary companies:
                           Brown Funeral Home, Ltd. (formerly BFH Acquisition, Inc.)
                           Chapel Hill Memorial Gardens & Funeral Home Ltd. (formerly Chapel Hill Acquisition,Inc.)
                           Chicago Cemetery Corporation
                           Chrastka Funeral Home, Ltd.
                           Community-Opyt Funeral Home, Ltd.
                           Fitzpatrick Funeral Services, Ltd.
                           Furman Funeral Home, Inc.
                           Mittendorf Calvert Funeral Home, Ltd. (formerly MCFH Acquisition, Ltd.)
                           Mount Auburn Funeral Home, Inc.
                           Mount Auburn Memorial Park, Inc.
                           Oakland Memory Lanes, Inc. and subsidiary company:
                                    Chapel Lawn Memorial Gardens, Inc.                                        INDIANA
                           Westwood Memorial Chapel, Inc.
                           Windridge Funeral Home, Ltd. (formerly Windridge Acquisition, Inc.)
                  Robert A. Weinstein Funeral Directors Ltd.
                  Zefran Funeral Home, Ltd.
         Ruzich Funeral Home, Inc.
         Tazewell County Memorial Gardens, Inc.
         Woodlawn Cemetery Of Chicago, Inc.


                                     INDIANA

         AFH, Inc.
         Advance Planning of America, Inc. (formerly Advance Planning of Indiana, Inc.)
         Alexandria Cemetery Association, Inc.

                                       12


         B & H Contractors Inc.
         Bicknell Memorial Cemetery, Inc. (formerly Bicknell Acquisition, Inc.)
         Bond-Mitchell Funeral Home, Inc. (formerly Bond-Mitchell Acquisitions, Inc.)
         Brosmer-Drabing Funeral Home, Inc. (formerly FH Acquisition, Inc.)
         Berhalter-Hutchins Funeral Home, Inc.
         Care Memorial of Indiana, Inc. (formerly  HPC Acquisition, Inc.)
         Denbo Funeral Home, Inc. (formerly Denbo Acquisitions, Inc.)
         Daviess Co. Cemetery Assoc., Inc.
         Deremiah-Frye Mortuary, Inc.
         Ever Rest Memorial Park, Inc. (16)
         Gardens of Memory, Inc. (formerly GOM Acquisition, Inc.)
         Gordon E. Utt Funeral Home, Inc. (formerly GEUFH, Inc.)
         Green Lawn Cemetery, Inc. (16)
         Kemple Funeral Homes, Inc.
         McClure Funeral Service, Inc. (formerly BDFH, Inc.)
         NWCC Holdings, Inc. (formerly New Crown Acquisition, Inc.; New Crown
         Cemetery Company, Inc.)
         Oak Enterprises, Inc.
         Rest-Haven Cemetery Association, Inc.
         Ruzich Funeral Home, Inc.
         St. Joseph Valley Memorial Park, Inc.
         South Bend Highland Cemetery Association, Inc. (formerly South Bend
         Acquisition, Inc.)
         Titzer Funeral Home, Inc. (formerly TFHI Acquisition, Inc.)


                                      IOWA

         Blackhawk Garden Of Memories, Inc. (formerly Blackhawk Acquisition, Inc.)
         Burlington Cemetery Management, Inc.
         Loewen (Iowa), Inc.
         Mass-Hinitt-Alexander Funeral Home, Inc. (formerly Alexander Acquisition, Inc.)
         North Lawn Cemetery, Inc.
         Shrine of Memories, Inc.
                                     KANSAS

         Byrd-Snodgrass Funeral Home, Inc.
         CLNL Holdings, Inc. (formerly Colonial Services, Ltd.)
         HKS Holdings, Inc. (formerly Hawks Funeral Home, Inc.)
         Potts Funeral Home, Inc.
         Quiring Monument Company (formerly Quiring Acquisition, Inc.)
         RGOM Holdings, Inc. (formerly Restlawn Gardens of Memory, Inc.)
         SNKS Holdings, Inc. (formerly Sunset Funeral Home, Inc.)
         Sperry-McConnell-Bath Funeral Homes, Inc.


                                    KENTUCKY

         Advanced Planning of Kentucky, Inc.
         CBSV Holdings, Inc. (formerly Campbellsville Memorial Gardens, Incorporated)
         DNVL Holdings, Inc. (formerly Danville Memorial Gardens, Incorporated)
         EAMG Holdings, Inc. (formerly East Ashland Memorial Gardens, Inc.)
         FRSL Holdings, Inc. (formerly Forest Lawn Memorial Gardens, Inc.)
         GHMG Holdings, Inc. (formerly GHMG Acquisitions, Inc.; Green Hills Memorial Gardens, Inc.)

                                       13



         Golden Oaks Memorial Gardens, Incorporated
         HCRT Holdings, Inc. (formerly Hillcrest Garden of Memories, Inc.)
         JSFH Holdings, Inc. (formerly Jenkins Funeral Home, Inc.) (99.01%)(6)
         LMGW Holdings, Inc. (formerly Louisville Memorial Gardens, Inc.) and subsidiary company:
                   Memory Gardens, Inc.
         Loewen Group Inc. (21)(24)
         Loewen (Kentucky), Inc. (99.01%)(6) (formerly Engle Funeral Home, Inc.)
         MCLS Holdings, Inc. (formerly Madison County Memorial Gardens, Inc.)
         NRHI Holdings, Inc. (formerly NR Acquisition, Inc.; New Rose Hill, Inc.)
         RGR Holdings, Inc. (formerly PFH Acquisition, Inc.; Rogers Funeral Home of Clarkson, Kentucky, Inc.) (99.01%)(6)
         STSB Holdings, Inc. (formerly Sunset Memorial Gardens of Irvine Kentucky, Inc.)
         SXP Holdings, Inc. (formerly Sunset Memorial Park, Inc.)
         TPFH Funeral Home, Inc. (formerly The Pulaski Funeral Home, Inc.)(99.9%)(6)


                                    LOUISIANA

         Cemetery Management Corp.
         Loewen Louisiana Holdings, Inc. and subsidiary companies:
                  New Orleans Limousine Service, Inc.(86.10%) (25)
                  Woodlawn Memorial Park, Inc. (86.5%)


                                    MARYLAND

         Leasure-Stein Management Company, L.L.C. (45)



                                  MASSACHUSETTS

         Byron's Funeral Homes, Inc. (49.51%)
         Cuffe-McGinn Funeral Home, Inc. (49%)
         Doane Beal & Ames, Inc. (49.00%)
         Doba-Haby Insurance Agency, Inc.
         Gaffey Funeral Home, Inc. (formerly Edward J. Gaffey & Sons, Inc. )(49.00%)
         Ernest A. Richardson Funeral Home, Inc. (49.00%)
         Hafey Funeral Service, Inc. (49.00%)
         John C. Mulry Funeral Homes, Inc. (formerly Mulry Acquisition, Inc.) (49%)
         Loewen Cape Cod Holdings (1991), Inc. and subsidiary company:
                  ZS Acquisition, Inc.                                                                        NEW HAMPSHIRE
         Loewen Eastern Massachusetts Holdings (1992), Inc.
         Loewen Massachusetts Holdings (1991), Inc.
         Ratell Funeral Home, Inc.(40.00%)



                                    MICHIGAN

         Care Memorial Society, Inc.
         Covell Funeral Home Inc.

                                       14



         Covell-Smith Funeral Home, Inc.
         Edward Swanson & Son Funeral Home, Inc. (formerly ESFH Acquisition, Inc.)
         Gethsemane Mausoleum And Sales Company
         Halverson Chapel, Inc.
         Hibbard-Ruggles Funeral Home, Inc.
         Hill Funeral Home, Inc. (formerly  HFH Acquisitions, Inc.)
         Loewen HDG Acquisition, Inc. (90%)
         Loewen (Michigan), Inc.
         Maple Valley Chapel, Inc. (formerly Genther Acquisition, Inc.)
         Memorial Guardian Company
         Peace Rose, Inc.
         Peter Feldpaush & Co., Inc.
         RKL Supply, Inc.
         Resurrection Funeral Home, Inc.
         Roseland Park Sales Company
         Star Cement And Vault Company
         Wachterhauser-Brietzke Funeral Homes, Inc. (formerly Brietzke Acquisition, Inc.)
         Wren Funeral Home, Inc.


                                    MINNESOTA

         Bell Bros., Incorporated
         Enga Memorial Chapels, Inc.
         Kapala-Glodek Funeral Service, Ltd. and subsidiary
         companies:
                  Care Memorial of Minnesota, Inc. (formerly North American Cremation Society, Inc.)
                  Coral Ridge Funeral Home And Cemetery, Inc.                                                 FLORIDA
                  Gleason Mortuary, Inc.
                  Kadek Enterprises of Florida, Inc.                                                          FLORIDA
                  Kapala-Glodek Gearhart Funeral Home, Inc.
                  Malone Funeral Home, Inc.
                  Morningside Memorial Gardens, Inc. (formerly MMG Acquisition, Inc.)
                  Phil Kiser Funeral Home, Inc.                                                               FLORIDA
                  Wulff Family Mortuary, Inc. and subsidiary company:
                           WHC, Inc. and subsidiary company:
                                    East Metro Agency, Inc.


                                   MISSISSIPPI

         Riemann Holdings, Inc. and subsidiary companies:
                  Advance Planning of Mississippi, Inc.
                  Baldwin-Lee Funeral Homes, Inc.
                  Barham Funeral Home, Inc.
                  Beau Pre Memorial Park, Inc.                                                                LOUISIANA
                  Browning Funeral Homes, Inc.
                  Browning Funeral Home, Inc. Water Valley, Mississippi
                  Cardinal Flowers and Fine Gifts, Inc.
                  Cockrell Funeral Home, Inc.
                  Coleman Funeral Home, Inc.

                                       15



                  F.J.W. Incorporated
                  Family Care, Inc.
                  Floral Hills Memorial Gardens, Inc.
                  Forest Park Cemetery of Shreveport, Inc.                                                    LOUISIANA
                  Forest Park Cemetery West of Shreveport, Inc.                                               LOUISIANA
                  Frank J. Fisher Funeral Directors, Inc. and subsidiary company:
                           Fisher-Riles Funeral Insurance Company
                  Gulf Coast Funeral Services, Inc.
                  H. C. Alexander Funeral Home, Inc.                                                          LOUISIANA
                  Holder-Wells Funeral Home, Inc.
                  Leitz-Eagan Funeral Home, Inc. (25)                                                         LOUISIANA
                  McPeters, Incorporated - Funeral Directors
                  Magnolia Memorial Gardens of Meridian, Inc. (formerly Magnolia Memory Gardens, Inc.)
                  Maxwell Holding Company, Inc. and subsidiary companies:                                     ARKANSAS
                           BTSV Holdings, Inc. (formerly Batesville Funeral Services, Inc.)                   ARKANSAS
                           NSHV Holdings, Inc. (formerly Nashville Funeral Home, Inc.)                        ARKANSAS
                  Newton County Memorial Gardens, Inc.
                  Ourso Funeral Home, Inc.                                                                    LOUISIANA
                  Ourso Funeral Home, Airline Gonzales, Inc.                                                  LOUISIANA
                  Riemann Enterprises, Inc.
                  Riemann Funeral Homes, Inc.
                  Riemann Funeral Insurance Company, Inc.
                  Riemann Insurance Company, Inc.
                  Roseland Park Cemetery, Inc.
                  Southern Memorial Park, Inc.
                  Stephens Funeral Homes, Inc. and subsidiary companies:
                           Stephens Burial Association, Inc.
                           Stephens Funeral Benefit Association, Inc.
                           Stephens Funeral Fund, Inc.
                  Stringer's Hartman-Baldwin Funeral Home, Inc.
                  Thweatt-King Funeral Home, Inc. and subsidiary company:
                           Thweatt Funeral Insurance Company, Inc.
                  Wright & Ferguson Funeral Home and subsidiary company:
                           Parkway Memorial Cemetery Corporation

                                    MISSOURI

         Loewen Missouri, Inc.
         Mount Auburn Cemetery Company

                                    NEBRASKA

         BEBM Holdings, Inc. (formerly Boyd E. Braman Mortuary, Inc.)
         Moon Acquisition, Inc.


                                     NEVADA

         American Burial & Crematory Service
         Davis Funeral Home, Inc.



                                       16



         Davis Funeral Home Memorial Plan
         Paradise Memorial Gardens, Inc.


                                  NEW HAMPSHIRE

         Loewen New Hampshire Holdings 1990, Inc.
         McHugh Funeral Home, Inc. (49.00%)


                                   NEW MEXICO

         Advance Planning - Southwest, Inc. (formerly Advance Planning of New Mexico, Inc.)
         Fitzgerald & Son Funeral Directors, Inc.
         Grants Mortuary, Inc.
         Griffin Funeral Home, Inc.
         Hillcrest Memorial Gardens Cemetery, Inc. (formerly HMGC Acquisition,Inc.)
         Larry A. McGee, Inc.
         Strong-Thorne Mortuary, Inc.
         Valley Memory Gardens, Inc. (formerly MC Acquisition, Inc.)
         West Funeral Home, Inc.




                                    NEW YORK

         Cusimano & Russo, Inc. (formerly Cusimano Acquisition, Inc.)
         Delaware Park Memorial Chapel, Inc.
         John Dormi & Sons, Inc.
         John J. Healey Funeral Home, Inc.
         Joseph G. Duffy, Inc.
         La Familia Funeral Home, Inc.
         Louis Hirsch & Sons, Inc.
         M. J. Smith Sons, Inc.
         Northeast Monument Company, Inc.
         Osiris Telemarketing Corp.
         Ridge Chapels, Inc.
         T.J. McGowan Sons Funeral Home, Inc.
         Vay-Meeson Holding Company, Inc. (90%) and subsidary company:
                  Vay-Schleich & Meeson Funeral Home Inc.
         Wagner Acquisition Corporation (90.00%) and subsidiary companies:
                  Carpenter's Funeral Homes, Inc.
                  Coloni Funeral Homes, Inc.
                  David T. Ferguson Funeral Home, Inc. (formerly WLFH Acquisition, Inc.)
                  Drownwood Forest National Pet Cemetery, Inc. (formerly Chicorelli Acquisitions, Inc.)
                  Edward F. Carter, Inc.
                  James Funeral Home, Inc. (formerly  Morton Acquisition, Inc.)
                  Kennedy-Roth Funeral Home, Inc.
                  Lang-Tobia-DiPalma Funeral Home, Inc. (formerly LTDP Acquisition, Inc.)


                                       17


                  O'Neill-Redden-Drown Funeral Home, Inc.
                  R. Stutzmann & Son, Inc.
                  SMJ Holdings, Inc. (formerly Sears-Middleton-Jones Funeral Home, Inc. )
                  Sensible Alternatives, Inc.
                  Spadaccino Funeral Home, Inc.  (formerly  S. Spadaccino & Sons Funeral Home, Inc.)          CONNECTICUT
                  Vernon C. Wagner Funeral Homes, Inc.
                  Wattengel Funeral Home, Inc. (formerly Wattengel Acquisitions, Inc.)
                  William Leahy Funeral Home, Inc.
         Wanamaker & Carlough, Inc.
         Weeks Funeral Home, Inc.
         Yablokoff Kinsgway Memorial Chapel, Inc. (formerly Yablokoff Acquisition, Inc.)
         Yablokoff-Wandy Funeral Home, Inc.


                                 NORTH CAROLINA

         Carothers Holding Company, Inc. and subsidiary companies (7):
                  Advanced Funeral Planning of North Carolina, Inc.
                  Barnett's Marion Funeral Home, Inc.                                                         VIRGINIA
                  Bob Miller Funeral Home, Inc.
                  Carothers Holding Company (Georgia), Inc. (formerly Peebles Curry
                  Durden Mortuary, Inc.)                                                                      GEORGIA
                  Carothers Holding Company (South Carolina), Inc. (formerly Bass
                  Funeral Home) and subsidiary companies:                                                     SOUTH CAROLINA
                           Elmwood Cemetery and Gardens, Inc. (formerly Elmwood Acquisition, Inc.)            SOUTH CAROLINA
                           Frederick Memorial Gardens, Inc. (formerly Frederick Memorial Gardens)             SOUTH CAROLINA
                           Poteet Funeral Home, Inc.                                                          SOUTH CAROLINA
                           Shuford-Hatcher Company                                                            SOUTH CAROLINA
                  CMGI Holdings, Inc. (formerly Charlotte Memorial Gardens, Inc.)
                  Dekle-Wainwright Funeral Home, Inc.                                                         GEORGIA
                  E.K. May Funeral Home, Inc.                                                                 GEORGIA
                  Edo Miller & Sons, Inc. (formerly Edo Miller Merger, Inc.)                                  GEORGIA
                  GFCY Holdings, Inc. (formerly RMC Acquisitions, Inc./ Gardens of Faith Cemetery, Inc.)
                  Harvey Funeral Home, Inc.                                                                   GEORGIA
                  HGLD Holdings, Inc. (formerly Highland Memorial Gardens, Inc.)
                  Kennedy Monument Co., Inc.                                                                  GEORGIA
                  Kennedy-Morgan Funeral Home, Inc.                                                           GEORGIA
                  Parkway Garden Chapel, Inc.                                                                 GEORGIA
                  Raleigh Memorial Park, Inc. (formerly RYM Acquisition, Inc.)
                  Reeves Funeral Home, Inc.
                  SBHJ Holdings, Inc. (formerly Schoppenhorst Brothers - Funeral Home) (97%) (32)             KENTUCKY
                  SDLG Holdings, Inc. (formerly Sandling Funeral Home, Inc.)
                  Smith-Tillman Mortuary, Inc.                                                                GEORGIA
                  Williams Funeral Service, (Incorporated)
         Cumberland Memorial Gardens, Inc.
         EDCB Holdings, Inc. (formerly Edgecombe Acquisition, Inc./ Edgecombe Forest, Inc.)
         EGMC Holdings, Inc. (formerly Evergreen Memorial Cemetery, Inc.)
         FRVW Holdings, Inc.  (formerly  Fairview Memorial Park of Albemarle, Inc.)
         HDVG Holdings, Inc. (formerly Harnett Devotional Gardens, Inc.)
         Lineberry Cemetery Corporation and subsidiary company:
                  Westminster Gardens, Inc.


                                       18


         Lineberry Group, Inc. and subsidiary companies:
                 Crestview Memorial Park, Inc.
                 CTMP, Inc. (formerly Chatham Acquisition, Inc./Chatham Memorial
                 Park, Inc.)
                 EVGR Holdings, Inc. (formerly Evergreen Acquisition, Inc.)
                 Hanes-Lineberry Advanced Funeral Planning, Inc.
                 Lineberry Group (Virginia), Inc. (formerly Lynch Funeral Home, Inc.) and                     VIRGINIA
                 subsidiary companies:
                          Advanced Planning Services of Maryland, Inc.                                        MARYLAND
                          Ives-Pearson Funeral Homes, Inc.                                                    VIRGINIA
                          Kyger Funeral Home, Inc. (formerly Kyger Acquisition, Inc.)                         VIRGINIA
                          Lee Funeral Home of Manassas, Inc.                                                  VIRGINIA
                          Robert E. Evans Funeral Home, Inc. (formerly  Lincoln Memorial Chapel, Inc.)        MARYLAND
                          Takoma Funeral Home, Inc.                                                           DISTRICT OF COLUMBIA
                          The Huntt Funeral Home, Inc.                                                        MARYLAND
                 LMBE Holdings, Inc. (formerly Lumbee Memorial Acquisition, Inc./ Lumbee Memorial Gardens, Inc.)
                 ORDG Holdings, Inc. (formerly ORMP Acquisition, Inc./ Oak Ridge Memorial Park, Inc.)
                 PDGT Holdings, Inc. (formerly Padgett Funeral Home, Inc.)
                 RCFH Holdings, Inc. (formerly Rockfish Memorial Cemetery, Inc.)
                 RSHL Holdings, Inc. (formerly Rose Hill Memorial Park, Inc.)
                 Scotland County Cemetery, Inc. (formerly Scotland Acquisition, Inc.)
                 Tomlinson Funeral Home, Inc. (formerly TFH Acquisition, Inc.)
         Loewen (North Carolina), Inc. (formerly Capps Funeral Home, Incorporated)
         STNL Holdings, Inc. (formerly Stanly Gardens of Memory, Inc.)
         WSTL Holdings, Inc. (formerly West Lawn Cemetery, Inc.)

                                  NORTH DAKOTA

         Advanced Funeral Planning of the Dakotas, Inc. (formerly Advanced
         Funeral Planning of North Dakota, Inc.)
         DKMC Holdings, Inc. (formerly Dakota Memorial Chapel, Inc.)
         Eastgate Holdings, Inc. and subsidiary companies:
                  BLTR Holdings, Inc. (formerly Gerhardt-Schreiner-Ladbury Funeral Home,Inc.; Boelter Funeral Home, Inc.)
                  EFSI Holdings, Inc. (formerly Eastgate Funeral Service, Inc.)
         TMPS Holdings, Inc. (formerly Thompson Funeral Home,Incorporated )
         W. B. M., Inc.
         WGL Holdings, Inc. (formerly WFH Acquisition, Inc.; Weigel Funeral Home, Inc.)

                                      OHIO

         Aslin Holdings, Inc.  (formerly Blessing Funeral Home, Inc.)
         Bennett-Emmert-Szakovits Funeral Home, Inc. (formerly Bennett-Emmert
         Funeral Home, Inc.) (90.00%)(2)
         Berry Funeral Home, Inc.
         Chestnut Hill/Mount Peace Cemeteries, Inc. (16)
         Corrigan Funeral Home, Inc.
         Craciun Funeral Home, Inc.
         Crawford County Memory Gardens, Inc. (16)
         DiCicco and Son, Inc.
         East Lawn Memorial Park Association (formerly FHCA Acquisition Company, Inc.)(16)
         Evergreen Cemetery Belpre, Inc. (formerly Evergreen Acquisition II, Inc.) (16)
         Forest Hills Memorial Gardens, Inc.(16)
         Fort Steuben Management, Inc. (formerly FSBE Acquisition, Inc.)
         Gemini Memorial, Inc. and subsidiary company:
                Danlan Corporation

                                       19



         Green Haven Memorial Gardens, Inc. (16)
         H. & D. Management Company, Inc. and subsidiary companies:
                  Memorial Cemetery Advisors, Inc.                                                            PENNSYLVANIA
                  Pet Haven Memorial Gardens, Inc.
         H.H. Birkenkamp Funeral Home, Inc.
         Heritage Cemetery Management Corporation (formerly HCMC Acquisition, Inc.)
         Hogenkamp-Bonham Funeral Home, Inc.
         J.H. Finefrock & Sons, Inc.
         Loewen Cemetery (Ohio), Inc. (formerly ELMP Acquisitions, Inc.)
         Long and Folk Funeral Home, Inc. (90.00%)
         Memory Gardens Company (formerly MGC Acquisition, Inc.) (16)
         Meigs Acquisition, Inc. (16)
         Midwest Cemetery Service Company and subsidiary company:
                  Restlawn Memorial Gardens, Inc.
         Northeast Ohio Crematory, Inc.
         Oak Grove Memorial Park, Inc. (formerly OGMP Acquisitions, Inc.) (16)
         Reed-Nichols Funeral Home, Inc. (90.00%)(2)
         Resthaven Memory Garden Cemetery, Inc. (formerly RMGC Acquisition, Inc.) (16)
         Restlawn Memorial Park Association (16)
         Ridgecrest Memory Gardens, Inc. (formerly Ridgecrest Acquisition, Inc.) (16)
         Riverview Memory Gardens, Inc. (formerly RMG Acquisition, Inc.) (16)
         Rose Hill Management Co., Inc.
         Rose Hill Memorial Gardens (16)
         Seneca Memory Gardens (16)
         Siferd Professional Associates, Inc. (80.00%)(6)
         Sinfran, Inc.
         Spiker-Foster-Shriver Funeral Homes, Inc. (formerly Stoecklein Acquisition Corporation)
         Terebinski Funeral Home Forest Hills Chapel, Inc. (90.00%) (6)
         The Forest Hill Cemetery Association (16)
         The Fort Steuben Burial Estates Association (16)
         The Schmidt-Dhonau Company (90.00%)
         West Memory Gardens Association (16)
         Western Reserve Memorial Garden (16)

                                    OKLAHOMA

         Ada Cemetery Holding Company, Inc. and subsidiary company:
                MPOA Holdings, Inc. (formerly Memorial Park of Ada, Inc.)
         Arlington Memory Gardens, Inc. (formerly Arlington Acquisition, Inc.)
         Loewen (Oklahoma), Inc. (formerly Heath-Griffith Funeral Service, Inc.) and its subsidiary company:
                  Hunsaker-Wooten Funeral Home, Inc.
                  PCTH Holdings, Inc. (formerly Park Cemetery of Carthage, Inc.)                              MISSOURI
         LWLT Holdings, Inc. (formerly Lowell Holdings, Inc.) and subsidiary companies:
               Area Funeral Services, Inc.
               FRY Holdings, Inc. (formerly Fryberger Acquisition, Inc.)                                      KANSAS
               GGOK Holdings, Inc. (formerly Gray Gish, Inc.)
               Gray Funeral Service, Inc.
               GRFH Holdings, Inc. (formerly Greer Funeral Home, Inc.)
               JNSK Holdings, Inc. (formerly Janousek Funeral Home, Inc.)                                     KANSAS
               KSFH Holdings, Inc. (formerly Kiesau Funeral Home, Inc. )


                                       20



               Ludlum Management Services, Inc.
               HM Acquisition, Inc.
               PGFH Holdings, Inc. (formerly Patterson Greer Funeral Home, Inc.)
               PSBG Holdings, Inc. (formerly Pittsburg Cemetery Company)                                      KANSAS
               SGRF Holdings, Inc. (formerly Seeger Funeral Home, Inc.)
               Southeastern Cemeteries Association                                                            KANSAS
         Resthaven Memorial Company
         Sunset Memorial Gardens, Inc.


                                     OREGON

         Advanced Planning, Inc.
         BFCI Holdings, Inc. (formerly Bishop Funeral Chapel, Inc.)
         Bateman Funeral Chapel, Inc.
         Beaverton Funeral Home, Inc.
         Belcrest Memorial Park, Inc. (formerly Belcrest Acquisition, Inc.)
         Buell Chapel, Inc.
         Cemetery Services, Inc.
         Fir Lawn Chapel, Inc.
         Gable and Parkrose Funeral Chapels, Inc.
         Haakinson-Groulx Mortuary, Inc.
         Howell-Edwards-Doerksen Chapel of the Gardens, Inc.
         O'Hair's Funeral Chapel, Inc. (formerly O'Hair's Memorial Chapel, Inc.)
         Litwiller Funeral Home, Inc.
         Pacific Mausoleum Co., Inc.
         NMP Holdings, Inc. (formerly Payne Acquisition, Inc. and Payne Family Mortuary, Inc.)
         Peake Memorial Chapel, Inc.
         Portland Funeral Alternatives, Inc. (formerly PFA Acquisition, Inc.)
         The Portland Memorial, Inc.
         Young's Funeral Home, Inc.


                                  PENNSYLVANIA

         Alleva Leasing Corporation
         BFMI Co. (formerly Brandt Family Memorial Investment Company)
         BLH Management, Inc. (formerly Burton L. Hirsch Funeral Home, Inc.)
         Bethlehem Cemetery Association (16)
         Bright Undertaking Company
         H. Samson, Inc.
         Knee Funeral Home of Wilkinsburg, Inc.
         NFH Leasing Corporation
         Nineteen Thirty-Five Holdings, Inc. (formerly Heffner Funeral Home, Inc.)
         Reese Leasing Corporation
         Reese Management Corporation
         Stone and Metal, Incorporated


                                 SOUTH CAROLINA

                                       21


         Crescent Hill Memorial Gardens
         Forest Lawn Cemetery, Inc.
         Good Shepherd Memorial Park, Inc.
         Memorial Gardens of Charleston, Inc. (formerly MGC Acquisitions, Inc.)
         Springhill Memorial Gardens, Inc.

                                  SOUTH DAKOTA

         HFFC Holdings, Inc. (formerly Hofmeister Funeral Chapels, Inc.,)
         HRMP Management, Inc. (formerly HRMP Acquisitions, Inc.)
         OSFH Holdings, Inc. (formerly OFH Acquisitions, Inc.;Osthus Funeral
         Home, Inc.)
         RSTL Holdings, Inc. (formerly Restlawn Acquisition, Inc. and Restlawn
         Memory Gardens, Inc.)
         Sunset Management, Inc. (formerly Sunset Acquisition, Inc.)


                                    TENNESSEE

         Coffey Mortuary, Inc.
         Crestview Memorial Park, Inc. (formerly CMP Acquisition, Inc.)
         DMA Corporation
         Eastview Memorial Gardens, Inc. (formerly EMG Acquisition, Inc.)
         Eternity Memorial, Inc.  (formerly Memorial Concepts Of Tennessee, Inc.)
         Family Funeral Service Group, Inc. (99.98%) (10) and subsidiary companies:
                 Beam Funeral Home, Inc. (10)                                                                 OHIO
                 Blalock-Coleman Funeral Home, Inc. (99.6%) (10)                                              KENTUCKY
                 Bowling Green-Warren County Memorial Gardens, Inc.                                           KENTUCKY
                 Burcham Funeral Home, Inc. (90%) (10)                                                        OHIO
                 Burris Funeral Home, Inc.
                 CWF Holdings, Inc. (formerly Cook-Webb Funeral Home, Inc.) (99.1%)(10)                       KENTUCKY
                 Dickson Funeral Home, Incorporated

                 Elzey & Haggard Funeral Homes, Inc.                                                          INDIANA
                 GJFH Holdings , Inc. (formerly Greenwell Acquisition, Inc.; Greenwell-Jenkins
                 Funeral Home, Inc.) (99.01%)(10)                                                             KENTUCKY
                 Hilcrest Cemetery Corporation
                 J. W. Curry & Son, Inc.
                 Johnson Funeral Home Of Church Hill, Inc.
                 Kingston Memorial Gardens, Inc. (formerly Kingston Memorial Gardens Acquisition, Inc.)
                 KMBG Holdings, Inc. (formerly Keith Monument Co. of Bowling Green, Inc.)                     KENTUCKY
                 LDSY Holdings, Inc. (formerly Lindsey Funeral Home, Inc.) (99.9%)(10)                        KENTUCKY
                 LJL Holdings, Inc. (formerly Laurel Funeral Home, Inc.) (97.9%) (10)                         KENTUCKY
                 Luff Bowen Funeral Home, Inc.                                                                KENTUCKY
                 MPW Holdings, Inc. (formerly Maplelawn Park Cemetery, Inc.)                                  KENTUCKY
                 MURY Holdings, Inc. (formerly Murray Memorial Gardens, Inc.)                                 KENTUCKY
                 Nave Funeral Home, Inc.
                 Roselawn Memorial Gardens Corporation
                 RTH Holdings, Inc. (formerly Roth Funeral Chapel, Incorporated) (93.75%)(10)                 KENTUCKY
                 Spring Hill Cemetery Company
                 Sweetwater Valley Memorial Park, Inc. (formerly Sweetwater Valley Memorial
                 Park And Chapel, Inc.)
                 Tennessee Valley Memory Gardens And Funeral Home, Inc. (formerly Tennessee
                 Valley Acquisition, Inc.)

                                       22



                  Wilson County Memorial Park, Inc.
                  WLDR Holdings, Inc. (formerly Wilder Funeral Home, Inc.) (99%)(10)                          KENTUCKY
         Franklin Memorial Chapel, Inc. (formerly Daves-Culbertson Funeral Home, Inc.)
         Funeral Concepts of Knoxville, Inc.
         Kiser Funeral Home, of Greeneville, Incorporated
         Mayes Mortuary, Inc. and subsidiary company:
                  Advance Planning of Tennessee, Inc.
         Memorial Park, Inc.
         Newby Funeral Home, Inc.
         Pettus-Owen & Wood Funeral Home, Inc. (formerly Gamble-Watson Funeral Home, Inc.)
         Rawlings Funeral Home, Inc. and subsidiary company
                  Smith Funeral Home, Inc.
         Roane Memorial Gardens, Inc. (formerly Roane Memorial Gardens Acquisition, Inc.)
         Weaver Funeral Home, Inc. (formerly Booth Funeral Home, Inc.)
         White's Vault Co.






                                      TEXAS

         Affordable Caskets, Inc.
         American Mausoleum Co.
         Cavazos Memorial Chapel, Inc.
         DSP General Partner, Inc.(85%)(22) and subsidiary companies:
                  DSP General Partner II, Inc.                                                                CALIFORNIA
                  Memorial Park Cemetery, of Tyler, Texas
                  Tyler Memorial Funeral Home And Chapel, Inc.
         Darling-Mouser Funeral Home, Inc.
         Earthman Holdings, Inc. (90%) and subsidiary companies:
                  Bernard Probst Chapel, Inc.  (formerly Bernard Probst Funeral Home, Inc.)
                  Crown Hill Memorial Park, Inc.
                  Dudley M. Hughes Funeral Home, Inc.
                  Dudley M. Hughes Funeral Home North Chapel, Inc.
                  Ed C. Smith & Brothers Funeral Directors, Inc.
                  HLLB, Inc.
                  Hughes Funeral Homes, Inc.
                  Hughes Funerals, Inc.
                  Hughes Southland Funeral Home, Inc.
                  Max Martinez Funeral Home, Incorporated
                  Oak Bluff Memorial Park, Inc., Of Port Neches
                  Pace-Stancil Funeral Home, Inc.
                  Pace-Stancil Memorial Rest Gardens, Inc.
                  Trevino Funeral Home, Inc.
                  Trevino Funeral Home - Palo Alto, Inc.
         Grace Memorial Park, Inc.
         NMCS Holdings, Inc. (formerly Chism-Smith Funeral Home, Inc.)
         Paragon Trevino Funeral Home, Inc.
         Pitts Kreidler-Ashcraft Funeral Directors, Inc.

                                       23



                                    VIRGINIA

         Advanced Planning of Virginia, Inc.
         HFCK Holdings, Inc. (formerly Huff-Cook Funeral Home, Inc.)
         HFH, Inc.
         Mullins Holding Company and subsidiary companies:
                  Arlington Funeral Home, Incorporated
                  Bucktrout Funeral Home of Williamsburg, Inc. (formerly BFH Acquisitions, Inc.)
                  Hill Funeral Home, Inc.
                  Jones-Ash Funeral Home, Inc.
                  L & D Enterprises, Incorporated
                  Lacy Funeral Home, Inc.
                  Sidney F. Harrell Funeral Home, Inc. (formerly SFH
                  Acquistions, Inc.)
                  Umphlett Funeral Home, Inc. (formerly UFH Acquisition, Inc.)
                  Williamsburg Funeral Home, Inc. (formerly WFH Acquisitions, Inc.)
                  Woodward Funeral Home, Incorporated
         Russell Memorial Cemetery, Inc.
         Sunset Memorial, Inc. (28)

                                   WASHINGTON

         Acacia Memorial Park
         Advanced Planning of Washington, Inc.
         American Burial & Cremation Services, Inc.
         Bauer Funeral Chapel, Inc.
         Brown Mortuary Service, Inc.
         Dahl/McVicker Funeral Homes, Inc.
         Davies Cremation & Burial Services, Inc. (formerly Davies Acquisition, Inc.)
         Green Service Corporation and subsidiary company:
                Sunset Marketing, Inc.
         J & K Management Company
         Jerns Funeral Chapel, Inc.
         LNGV Holdings, Inc. (formerly Longview Memorial Park, Inc.)
         LVMG Holdings, Inc. (formerly Lower Valley Memorial Gardens, Inc. )
         Malletta-Vertin Holdings Inc. and subsidiary companies:
                  Almont, Inc.                                                                                COLORADO
                  Carr Mortuary, Inc.                                                                         ARIZONA
                  Chapel of Chimes Funeral Home, Inc.                                                         DELAWARE
                  Desert DR Acquisition, Inc.                                                                 ARIZONA
                  Evergreen Funeral Home And Cemetery, Inc.
                  GMG Holdings, Inc. (formerly Glacier Memorial Acquisition, Inc. and
                  Glacier Memorial Gardens, Inc.)                                                             MONTANA
                  Gorder Funeral Home, Inc.                                                                   DELAWARE
                  Greer - Mountain View Mortuary, Inc.                                                        ARIZONA
                  Hatfield Funeral Home, Inc.                                                                 ARIZONA
                  Imperial Memorial Gardens, Inc.                                                             COLORADO
                  Kimball Funeral Home, Inc.
                  LMG Holdings, Inc. (formerly Livingston -Malletta & Geraghty Funeral Home, Inc.)            DELAWARE
                  Lienkaemper Chapels, Inc.                                                                   DELAWARE

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                                       24



                  MVM Holdings, Inc. (formerly MVMP Acquisitions, Inc. and
                  Mountain Vale Memorial Park, Inc.)                                                          COLORADO
                  O'Connor Funeral Home & Crematory, Inc.                                                     DELAWARE
                  Page Mortuary, Inc.                                                                         ARIZONA
                  Retz Funeral Home, Inc.                                                                     DELAWARE
                  Reynolds Funeral Chapel, Inc. (formerly Reynolds Acquisition, Inc.)                         IDAHO
                  Short's Funeral Chapel, Inc.                                                                DELAWARE
                  SNST Holdings, Inc. (formerly Sunset Memorial Cemetery & Funeral Home, Inc.)                DELAWARE
                  SSC Holdings, Inc. (formerly Squire-Simmons & Carr Funeral Home, Inc.)                      DELAWARE
                  White Mortuary, Inc.                                                                        IDAHO
         Marysville Acquisition, Inc.                                                                         WASHINGTON
         Powers Funeral Home, Inc.
         Price-Helton Funeral Home, Inc. (formerly Price-Helton Funeral Chapel, Inc.)
         S & H Properties and Enterprises, Inc. and subsidiary
         companies:
                  Universal Memorial Centers I, Inc.                                                          OREGON
                  Universal Memorial Centers II, Inc.                                                         OREGON
                  Universal Memorial Centers III, Inc.                                                        OREGON
                  Universal Memorial Centers V, Inc.                                                          CALIFORNIA
                  Universal Memorial Centers VI, Inc.                                                         CALIFORNIA
                  Vancouver Funeral Chapel, Inc. and subsidiary company:
                         NPCI Holdings, Inc. (formerly Northwood Park Cemetery, Inc.)
         Schaefer-Shipman Funeral Home, Inc.
         Shaw & Sons Funeral Directors, Inc.
         Sticklin Funeral Chapel, Inc.


                                  WEST VIRGINIA

         Advance Planning of West Virginia, Inc.
         Davis Funeral Home, Inc.
         Dorsey Funeral Home, Inc.
         R.J.P. Enterprises, Inc.
         SNV Holdings, Inc. (formerly Stanley N. Vaughan Funeral Home, Inc.)
         SPNF Holdings, Inc. (formerly Spurgeon Funeral Home, Inc.)
         TKFG Holdings, Inc. (formerly Tankersley Funeral Home, Inc.)


                                    WISCONSIN

         Arlington Park Cemetery, Inc.
         Community Funeral Homes of Wisconsin, Inc.
         Great Lakes Cemeteries I, Inc.
         Highland Management Corp.
         Milton Lawns Memorial Park of Janesville, Inc. (19)
         Northern Land Company, Inc.
         Perfection Management Corporation
         Roselawn Memorial Park Company
         Roselawn Operations, Inc.
         Sunset Ridge, Inc. (formerly SR Acquisition, Inc.)

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                                       25



                                     WYOMING

         BHWY Holdings, Inc. (formerly Buck-Heggie Funeral Home, Inc.)
         CHMP Holdings, Inc. (formerly Champion Acquisitions, Inc. and Champion
         Funeral Home, Inc.)
         HFH Acquisition, Inc.
         HPS Acquisition, Inc.
         Memorial Services, Inc. and subsidiary company:
                  WYMG Holdings, Inc. (formerly Wyoming Memorial Gardens, Inc. )



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                                       26


III.  INTERNATIONAL COMPANIES

Loewen International Holdings Ltd. (15) and subsidiary companies:                                             BARBADOS
         Loewen Financial Corporation (12) and subsidiary company:
                  Eagle Financial Associates, Inc. (formerly Mountain Laurel Financial Services, Inc.)        TENNESSEE
         Loewen Insurance Holdings Inc.                                                                       BARBADOS
         Loewen Mexico Holdings Ltd.
Loewen Trading Corporation (18)                                                                               LUXEMBOURG
Loewen Luxembourg (No. 1) S.A. (13) and subsidiary company:
         Loewen Luxembourg (No. 2) S.A. (13) and subsidiary company:
                  Loewen Investments (Gibraltar) and subsidiary company:                                      GIBRALTER
                           Loewen Investments Two (Gibraltar) and subsidiary company:
                                    Neweol Finance B.V. and subsidiary company:                               NETHERLANDS
                                            Loewen Luxembourg (No. 3) S.A. (38) and                           LUXEMBOURG
                                            subsidiary company:
                                                     Loewen One (Gibraltar) Limited                           GIBRALTER


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                                       27





NOTES:


(1) The issued and outstanding shares of Prairie Funeral Services Ltd. consists of Class "A" common shares of which TLGI owns 50.00% and Centre-Sask Funeral Management Co. Ltd. ("Centre-Sask") owns 50.00%, Class "B" preferred shares of which 307744 Saskatchewan Ltd. ("Saskatchewan Ltd.") owns 100% and Class "C" preferred shares of which Centre-Sask owns 100%. TLGI Management Corp. (formerly: Loewen Management Corp.) owns 100% of the issued and outstanding shares of Saskatchewan Ltd.

(2) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Loewen Group International, Inc. (as successor to Paragon Family Services, Inc.) to acquire such shares.

(3) The issued and outstanding shares of Surrey Memorial Services and Crematorium Ltd. consists of common shares of which TLGI Holdings Limited owns 66.68%, Suburban Funeral Homes Ltd. owns 16.66% and Chapel Hill Funeral Home Ltd. owns 16.66%.

(4) The issued and outstanding shares of Ettinger-Kennedy Memorial Residence Limited consists of common shares of which Wayne Hatt Enterprises Limited owns 97% and TLGI Management Corp. owns 3%.

(5) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Loewen Group International, Inc. to acquire such shares.

(7) Foster Family Funeral Home, Inc. is 5% owned by Carothers Holding Company, Inc. and 5% owned by Poteet Holdings, Inc.

(8) The issued and outstanding shares of Hayward's B.C. Funeral Company & Limousine Service Ltd. consists of 100 Common shares of which TLGI owns 60.00% and Haywards Thomson & Irving Funeral Directors (1986) Inc. owns 40%.

(9) The issued and outstanding shares of Armstrong-Enderby Funeral Home Ltd. are owned 100% by The Loewen Group Inc. with the exception of 1 issued and outstanding share of Class D preferred stock with a par value of $1.00 each.

(10) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Family Funeral Service Group, Inc. to acquire such shares.

(11)     Addition to list after December 31, 1999.

(12) 100% of Loewen Financial Corporation (represented by 1,050 common shares and 350 first preferrence shares) is owned by Loewen International Holdings Ltd.

(13) Loewen Luxembourg (No. 1) S.A. is 100% beneficially owned by Neweol Investments Ltd. Temmes Management Services B.V. is the registered owner of 1 share in the authorized capital of each of Loewen Luxembourg (No. 1) S.A. and Loewen Luxembourg (No. 2) S.A.

(14) Agencia de Inhumaciones Gonzalez, S.A. de C.V. is owned by The Loewen Group Inc. (1%) and TLGM One Holdings Inc. (99%) Grupo Loewen De Mexico, S.A. de C.V. is owned by TLGM One Holdings Inc. (99%) and TLGM Holdings Inc. (1%) Prestadora De Servicios Funerarios, S.A. de C.V. is owned by Grupo Loewen de Mexico, S.A. de C.V. (99%) and TLGM One Holdings Inc. (1%) Servicios Administrativos Funerarios, S.A. de C.V. is owned by Grupo Loewen De Mexico, S.A. de C.V. (99%) and TLGM One Holdings Inc. (1%)

(15) 100% of the voting stock of Loewen International Holdings Ltd. (represented by 210 common shares) is owned by 4054 Investments Ltd.

(16)     This is a Non Profit Corporation and therefore has no shareholders.

(17) The issued and outstanding shares of Community Crematorium Services Limited consists of 100 Class "A" common shares of which Helmsing Funeral Chapels Ltd. ("Helmsing") owns 25.00%, Lee Funeral Home Ltd. ("Lee") owns 25.00% and Speers Funeral Services Ltd. owns 50.00%. TLGI owns 100% of the issued and outstanding shares of Helmsing and TLGI Management Corp. (formerly: Loewen Management Corp.) owns 100% of the issued and outstanding shares of Lee.

(18) Neweol Investments Ltd. owns 85% and TLGI owns 15% of the issued and outstanding shares of Loewen Trading Corporation.

(19) The issued and outstanding shares of Milton Lawns Memorial Park of Janesville, Inc. consists of 1 share of common stock with a par value of $100.00 and 1,000 shares of preferred stock without par value. LGII owns all of the authorized shares of preferred stock and Rock County Savings & Trust as Trustee is the registered holder of the 1 common share.

(20) TLGI Management Corp. owns 55% of the issued and outstanding shares of Paperman & Sons Inc. and 100% of the issued and outstanding shares of Troispap Inc. which owns 45% of Paperman & Sons Inc.

(21) Loewen (Alabama), L.P. is a Delaware limited partnership in which Loewen Group Inc. is the general partner (1%) and Loewen (Alabama), Inc. is the limited partner (99%).

(22) Directors (Texas), L.P. is a Delaware limited partnership in which DSP General Partner, Inc. is the general partner (1%) and Directors Succession Planning, Inc. is the limited partner (99%).

(23) Loewen (Indiana), L.P. is a Delaware limited partnership in which Loewen Group Inc. is the general partner (1%) and Loewen (Indiana), Inc. is the limited partner (99%).

(24) Loewen (Texas), L.P. is a Delaware limited partnership in which Loewen Group Inc. is the general partner (1%) and Loewen (Texas), Inc. is the limited partner (99%).

(25) The issued and outstanding shares of New Orleans Limousine Service, Inc. consists of 10,000 shares of common stock of which Loewen Louisiana Holdings, Inc. owns 8,610 common shares (86.10%), Leitz-Eagan Funeral Home, Inc. owns 695 Common shares (6.95.00%) and Mothe Funeral Homes, Inc. owns 695 Common shares (6.95%).

(26) TLGI owns 84.95% and Neweol Investments Ltd. owns 15.05% of the issued and outstanding shares of Loewen Group International, Inc.

(27) The issued and outstanding shares of Pine Grove Crematorium (1996) Ltd. consists of 120 Class "A" common shares of which TLGI owns 60 Class "A" common shares (50%).

(28) 55.8% of the issued and outstanding voting shares of Sunset Memorial, Inc. are owned by Loewen Group International, Inc. and 44.2% of the issued and outstanding voting stock is owned by Mullins Holding Company.

(29)     Loewen Group International, Inc. owns 11.8045% (represented by
         113.23529 Common Shares) and 4103 Investments Ltd. owns 10% (represented by 100 Common Shares) of all of the issued and outstanding Common Shares, par value $0.01 of Prime Succession Holdings, Inc. ("Prime"). 4103 Investments Ltd. owns 100% of the issued and outstanding 10% Pay-In-Kind Cumulative Preferred Stock Par Value $.01 each of Prime (represented by 6,350 Preferred shares).

(30) Loewen Group International, Inc. owns 74.13% of the issued and outstanding common stock and Whitehurst California owns 25.87% of the issued and outstanding common stock of Roses Delaware, Inc.

(31) Loewen Group International, Inc. owns 10.45% of all of the issued and outstanding common shares and 4103 Investments Ltd. owns 10% of all of the issued and outstanding common shares of Rose Hills Holdings, Corp. ("Rose Hills"). 4103 Investments Ltd. owns 73.256% of the issued and outstanding 10% Pay-In-Kind Cumulative Preferred Stock Par Value $.01 each and Roses Delaware, Inc. owns 26.744% of the issued and outstanding 10% Pay-In-Kind Cumulative Preferred Stock Par Value $.01 each of Rose Hills.

(32) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Carothers Holding Company to acquire such shares.

(33) TLGI owns 58% and 1450261 Ontario Limited (formerly 600838 Saskatchewan Ltd.) owns 42% of the issued and outstanding shares of Memories Funeral Directors & Crematory Inc. TLGI owns 100% of the issued and outstanding shares of 1450261 Ontario Limited.

(34) TLGI owns 30%, 1450261 Ontario Limited owns 60%, 1450264 Ontario Limited (formerly Rist Enterprises Corporation) owns 5% and 1450263 Ontario Limited (formerly 601346 Saskatchewan Ltd.) owns 5% of the issued and outstanding shares of Wilson & Zehner Funeral Chapel Ltd. TLGI owns 100% of the issued and outstanding shares of 1450261 Ontario Limited, 1450264 Ontario Limited and 1450263 Ontario Limited.

(35) 1450261 Ontario Limited owns 60%, 1450264 Ontario Limited owns 20% and 1450263 Ontario Limited owns 20% of the issued and outstanding shares of Unser-Rist Funeral Home Services Inc. TLGI owns 100% of the issued and outstanding shares of 1450261 Ontario Limited, 1450264 Ontario Limited and 1450263 Ontario Limited.

(36) TLGI and LGII each own 50% of the Class A Common (Voting) shares, TLGI owns 51.32% (represented by 199,735,501 Class B Common (Non-Voting) Shares) and LGII owns 48.68% (represented by 189,475,132 Class B Common (Non-Voting) Shares) of all of the issued and outstanding common shares of 4103 Investments Ltd.

(37) TLGI owns 95.6% (represented by 332,430 Common shares) and TLGI Management Corp. owns 4.4% (represented by 15,276 Common shares) of all of the issued and outstanding common shares of Neweol Investments Ltd.

(38) Loewen Luxembourg (No. 3) S.A. is 100% beneficially owned by Neweol Finance B.V. Temmes Management Services B.V. is the registered owner of 1 share in the authorized capital of Loewen Luxembourg (No. 3) S.A.

(39) TLGI owns 100% of the issued and outstanding Common shares (represented by 1,683,739 Common shares) of TLGI Management Corp. TLGI owns 17% and 4103 Investments Ltd. owns 83% of the issued and outstanding Class A Preferred shares of TLGI Management Corp.

(40) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Loewen Group Acquisition Corp. to acquire such shares.

(41)     TLGI owns 100% of the issued and outstanding shares of 28886
         Investments Ltd.

(42) Nakamura Mortuary, Inc. owns 50% and Maui Memorial Park, Inc. owns 50% of the issued and outstanding shares of Maui Funeral Plan, Inc.

(43)     4166 Investments Ltd. is the sole member of Neweol (Delaware), L.L.C.

(44) Loewen Luxembourg (No. 4) S.A. is 100% beneficially owned by 28886 Investments Ltd. Temmes Management Services B.V. is the registered owner of 1 share in the authorized capital of Loewen Luxembourg (No. 4) S.A.

(45) Loewen Group International, Inc. is the sole member of Leasure-Stein Management Company, L.L.C.